UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3418

CALVERT CASH RESERVES

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2013

Item 1.  Report to Stockholders.

[CCR Semi-Annual Report to Shareholders]

Calvert Cash Reserves Institutional Prime Fund

Semi-Annual Report

March 31, 2013

Calvert INVESTMENTS

an Ameritas company

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INVESTMENT CLIMATE

The six-month reporting period featured strong performance by riskier asset classes such as U.S. equities and high-yield debt. The primary catalyst for this performance was the July pledge by the President of the European Central Bank to do whatever it took to defend the European Economic and Monetary Union (EMU). This statement ended yet another round of fear in global markets about the fate of the EMU. Since the first Greek debt crisis in May 2010, global markets experienced several rounds of fear about the EMU crisis. Each round ultimately required strong actions from political, economic, and monetary policymakers to settle the markets. The other catalyst for the strong returns of riskier asset classes was the action of the U.S. Federal Reserve (Fed) in September and December to further ease monetary policy.

Over the past four-and-a-half years, the major central banks around the world adopted increasingly unorthodox monetary policies that drove money-market rates toward zero percent and pushed down the yields available on longer-maturity high-quality bonds. These actions forced investors to search out yield and total-return opportunities in asset classes that are traditionally riskier, such as high-yield bonds and equities. The strong performance of these markets over the reporting period is evidence of the impact of these policies.

U.S. economic growth decelerated to a near standstill in the fourth quarter of 2012 as fears of the “fiscal cliff” curbed economic activity. The consensus forecast1 as of early April 2013 was for a return to modest growth of just over 2% for the first quarter of 2013. This would represent a typical post-Great Recession growth pace. The inflation and unemployment rates were little changed over the reporting period with the headline consumer price index (CPI) inflation rate unchanged at 2% as of February 2013 while the unemployment rate declined 0.2 percentage points to 7.6% in March.2

Over the reporting period, the Fed’s near-zero interest rate policy continued to anchor money market rates and short-term bond yields close to zero. The three-month Treasury bill and two-year Treasury note yields, for example, were nearly unchanged at 0.07% and 0.25%, respectively, at the end of the reporting period. The Fed’s government and government-related bond purchase program (popularly called QE for “quantitative easing”) reduced volatility in the U.S. bond market. Longer-term Treasury yields, however, increased as fiscal cliff fears subsided early in 2013. The 10-year Treasury note yield rose 22 basis points3 over the course of the six-month period to 1.87%,4 ending near the middle of its multi-year trading range.

Benchmark yield indices for investment-grade and high-yield corporate bonds fell four basis points to 2.82% and 40 basis points to 5.91%,5 respectively, over the course of the reporting period. Soothing statements and actions by the major central banks were the primary reason riskier asset markets outperformed government bonds over the reporting period.

OUTLOOK

We expect policymakers to continue to periodically drive markets in 2013. The upcoming political fight over the U.S. debt ceiling could trigger one of those periods. Euro-area troubles will continue to offer the potential to create turbulent markets.

We expect 2013 U.S. gross domestic product (GDP) growth in the 2% to 2.5% range. Faster growth in the second half of 2013 should offset a first-half slowdown induced by fiscal policy. We expect consumer price inflation to remain comfortably below the Fed’s long-term target of 2%, while the unemployment rate should remain well above the Fed’s policy-action target of 6.5%.

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND SEMI-ANNUAL REPORT (UNAUDITED) 1

% OF TOTAL
INVESTMENT ALLOCATION	INVESTMENTS
Municipal Obligations	4.8%
Variable Rate Demand Notes	81.4%
U.S. Government Agencies
and Instrumentalities	1.5%
U.S. Treasury Obligations	12.1%
Time Deposit	0.2%
Total	100%

AVERAGE ANNUAL TOTAL RETURN
(period ended 3/31/13)
Six months	0.006%
One year	0.01%
Five year	0.59%
Ten year	1.88%

7-DAY SIMPLE/EFFECTIVE YIELD
(as of 3/31/13)
7-day simple yield	0.01%
7-day effective yield	0.01%

Total return assumes reinvestment of dividends.The performance data shown represents past performance and does not guarantee future results. All performance data reflects fee waivers and/ or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Visit www.calvert.com for current performance data.

Money-market rates will likely remain near zero percent as the combination of low inflation and elevated unemployment rates should keep the Fed engaged in QE for the balance of the year. This support will act as a soft cap on longer-maturity bond yields. The Fed, however, may taper the pace of the QE buying in the fourth quarter of 2013. We expect the benchmark 10-year Treasury note yield to fluctuate in the broad 1.4% to 2.4% range it has occupied since October 2011.

In summary, monetary policy should remain very accommodative and the search for yield will continue. As a result, corporate bonds could potentially continue to outperform government debt.

May 2013

1. Forecast source: Wall Street Journal
2. Data source for CPI and unemployment rate: Bureau of Labor Statistics
3. A basis point is 0.01 percentage points.
4. Treasury yield data source: Federal Reserve
5. Corporate bond yield data source: Bank of America Merrill Lynch

www.calvert.com CALVERT CASH RESERVES INSTITUTIONAL PRIME FUND SEMI-ANNUAL REPORT (UNAUDITED) 2

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 to March 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/12	3/31/13	10/1/12 - 3/31/13
Actual	$1,000.00	$1,000.06	$1.28
Hypothetical	$1,000.00	$1,023.66	$1.29
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2013

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 4.8%	AMOUNT	VALUE
Fulton-DeKalb Georgia Hospital Authority Revenue Bonds:
5.25%, 1/1/18, Escrowed in U.S. Treasuries (prerefunded 1/1/14 @ 100)	$2,840,000	$2,946,700
5.25%, 1/1/20, Escrowed in U.S. Treasuries (prerefunded 1/1/14 @ 100)	2,000,000	2,074,815
Washington County Pennsylvania Hospital Authority Revenue Bonds,
0.45%, 7/1/37, LOC: PNC Bank (mandatory put, 7/1/13 @ 100) (r)	1,300,000	1,300,000

Total Municipal Obligations (Cost $6,321,515)		6,321,515

VARIABLE RATE DEMAND NOTES† - 81.1%
2880 Stevens Creek LLC, 0.45%, 11/1/33, LOC: Bank of the West (r)	940,000	940,000
Albany New York IDA Civic Facilities Revenue, 1.00%, 5/1/27, LOC: Bank of America (r)	445,000	445,000
Bayfront Regional Development Corp., 0.17%, 11/1/27, LOC: PNC Bank (r)	1,630,000	1,630,000
Birmingham Alabama Industrial Development Board Revenue, 0.18%, 5/1/29,
LOC: Renasant Bank, C/LOC: FHLB (r)	2,630,000	2,630,000
Bochasanwasi Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 0.22%,
6/1/22, LOC: Comerica Bank (r)	220,000	220,000
Caddo Parish Industrial Development Board, Inc. Revenue, 0.90%, 2/1/33,
LOC: Iberia Bank, C/LOC: FHLB (r)	2,225,000	2,225,000
California HFA Revenue, 0.10%, 8/1/33, CEI: Fannie Mae & Freddie Mac (r)	201,000	201,000
California Statewide Communities Development Authority MFH Revenue:
0.30%, 8/1/32, LOC: U.S. Bank (r)	295,000	295,000
0.14%, 10/15/34, CEI: Fannie Mae (r)	200,000	200,000
Cassia County Industrial Development Corp. Revenue, 0.17%, 8/1/26,
LOC: Rabo Agrifinance, C/LOC: RaboBank (r)	4,000,000	4,000,000
Chicago Illinois MFH Revenue, 0.13%, 7/1/29, CEI: Freddie Mac (r)	900,000	900,000
CIDC-Hudson House LLC New York Revenue, 0.60%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	1,395,000	1,395,000
Collier County Florida HFA MFH Revenue, 0.13%, 7/15/34, CEI: Fannie Mae (r)	1,700,000	1,700,000
Congress/Commons LLC, 0.30%, 12/1/50, LOC: First Chicago Bank & Trust, C/LOC: FHLB (r) .	4,165,000	4,165,000
Cook County Illinois Revenue, 0.23%, 2/1/35, LOC: RBS Citizens (r)	2,000,000	2,000,000
District of Columbia HFA MFH Revenue, 0.15%, 11/1/38, CEI: Freddie Mac (r)	200,000	200,000
District of Columbia Revenue, 0.17%, 4/1/38, LOC: PNC Bank (r)	1,020,000	1,020,000
Esplanade Theatres LLC, 0.31%, 11/1/42, LOC: First NBC Bank, C/LOC: FHLB (r)	7,200,000	7,200,000
Franklin County Ohio Health Care Revenue, 0.12%, 11/1/34, LOC: PNC Bank (r)	385,000	385,000
Illinois Development Finance Authority Revenue, 0.15%, 6/1/19, LOC: Northern Trust Co. (r)	1,280,000	1,280,000
Illinois Finance Authority Revenue, 0.43%, 6/1/26, LOC: Fifth Third Bank (r)	400,000	400,000
Illinois Toll Highway Authority Revenue, 0.12%, 7/1/30, LOC: Northern Trust Co. (r)	2,700,000	2,700,000
Iowa Finance Authority Solid Waste Disposal Revenue, 0.20%, 7/1/18,
LOC: Citizen Business Bank, C/LOC: Wells Fargo Bank (r)	500,000	500,000
Kenner Theatres LLC, 0.30%, 2/1/42, LOC: First NBC Bank, C/LOC: FHLB (r)	2,500,000	2,500,000
Lake Martin Area Alabama IDA Revenue, 0.20%, 11/1/31, LOC: Comerica Bank (r)	1,825,000	1,825,000
Massachusetts Development Finance Agency Revenue:
0.17%, 9/1/16, LOC: TD Bank (r)	2,465,000	2,465,000
0.32%, 9/1/34, LOC: Signature Bank, C/LOC: U.S. Bank (r)	1,750,000	1,750,000
Massachusetts Health & Educational Facilities Authority Revenue, 0.19%, 7/1/39,
LOC: RBS Citizens, C/LOC: FHLB (r)	3,515,000	3,515,000
Michigan Strategic Fund LO Revenue, 0.40%, 9/1/22, LOC: Bank of America (r)	5,305,000	5,305,000
Mississippi Business Finance Corp. Revenue, 0.22%, 4/1/37, LOC: Wells Fargo Bank (r)	2,195,000	2,195,000
Mississippi Home Corp. MFH Revenue, 0.17%, 8/15/40, CEI: Fannie Mae (r)	1,300,000	1,300,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES† - CONT’D	AMOUNT	VALUE
Montgomery County Pennsylvania Redevelopment Authority MFH Revenue:
Forge Gate Apts. Project, 0.19%, 8/15/31, CEI: Fannie Mae (r)	$420,000	$420,000
Kingswood Apts. Project, 0.17%, 8/15/31, CEI: Fannie Mae (r)	270,000	270,000
Morehead Kentucky League of Cities Funding Trust Lease Program Revenue,
0.12%, 6/1/34, LOC: U.S. Bank (r)	341,000	341,000
Ness Family Partners LP, 0.51%, 9/1/34, LOC: Bank of the West (r)	4,635,000	4,635,000
Nevada Housing Division Revenue, 0.12%, 4/15/39, CEI: Fannie Mae (r)	1,500,000	1,500,000
New Britain Connecticut GO Revenue, 0.28%, 2/1/26, LOC: JP Morgan Chase Bank (r)	800,000	800,000
New York City GO, 0.14%, 4/1/42, LOC: Mizuho Corp. Bank Ltd. (r)	1,300,000	1,300,000
New York City Housing Development Corp. MFH Revenue, 0.12%, 1/1/40, CEI: Freddie Mac (r).	800,000	800,000
New York State HFA Revenue:
0.16%, 11/15/29, CA: Fannie Mae (r)	2,000,000	2,000,000
0.16%, 5/15/36, CEI: Fannie Mae (r)	2,100,000	2,100,000
0.12%, 5/15/37, CEI: Fannie Mae (r)	600,000	600,000
0.25%, 5/15/37, CEI: Fannie Mae (r)	400,000	400,000
New York State MMC Corp. Revenue, 0.60%, 11/1/35, LOC: JPMorgan Chase Bank (r)	2,230,000	2,230,000
Northstar Student Loan Trust II Revenue, 0.17%, 10/1/42, LOC: Royal Bank of Canada (r)	2,908,000	2,908,000
Orange County Florida HFA MFH Revenue, 0.20%, 8/15/35, CEI: Fannie Mae (r)	890,000	890,000
Osceola County Florida HFA MFH Revenue, 0.30%, 9/15/35, CEI: Fannie Mae (r)	155,000	155,000
Overseas Private Investment Corp.:
0.15%, 5/15/30, GA: U.S. Government (r)	4,000,000	4,000,000
0.15%, 6/15/31, GA: U.S. Government (r)	1,871,795	1,871,795
Rathbone LLC, 0.25%, 1/1/38, LOC: Comerica Bank (r)	1,920,000	1,920,000
Rural Electric Cooperative Grantor Trust Certificates, 0.23%, 12/18/17,
BPA: JPMorgan Chase Bank (r)	4,095,000	4,095,000
SunAmerica Trust Revenue, 0.60%, 7/1/41, CEI: Freddie Mac (r)	204,000	204,000
Sunroad Centrum Apartments 23 LP, 0.17%, 8/1/52, LOC: East West Bank, C/LOC: FHLB (r)	3,750,000	3,750,000
Tarrant County Texas Industrial Development Corp. Revenue, 0.24%,
9/1/27, LOC: JPMorgan Chase Bank (r)	1,000,000	1,000,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone Revenue:
0.17%, 3/1/27, LOC: Citibank (r)	950,000	950,000
0.12%, 4/1/28, LOC: Bank of Nova Scotia (r)	200,000	200,000
Upper Illinois River Valley Development Authority Revenue, 0.28%, 1/1/38,
LOC: First Chicago Bank & Trust, C/LOC: FHLB (r)	4,000,000	4,000,000
Utah Housing Corp. Single Family Revenue, 0.14%, 7/1/36, CEI: Fannie Mae & Freddie Mac (r)	737,000	737,000
Victorville California MFH Revenue, 0.27%, 12/1/15, LOC: Citibank (r)	600,000	600,000
Virginia Commonwealth University Health System Authority Revenue, 0.14%,
7/1/37, LOC: Branch Bank & Trust (r)	2,000,000	2,000,000
Warren County Kentucky IDA Revenue, 0.30%, 12/1/18, LOC: U.S. Bank (r)	2,585,000	2,585,000
Wausau Wisconsin Community Development Authority Revenue, 0.45%,
11/1/38, LOC: JPMorgan Chase Bank (r)	870,000	870,000

Total Variable Rate Demand Notes (Cost $107,617,795)		107,617,795

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.5%
Federal Home Loan Bank, 0.28%, 9/5/13	2,000,000	2,000,398

Total U.S. Government Agencies and Instrumentalities (Cost $2,000,398)		2,000,398

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	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 12.1%	AMOUNT	VALUE
United States Treasury Notes:
0.625%, 4/30/13	$3,000,000	$3,001,003
3.50%, 5/31/13	2,000,000	2,010,963
3.125%, 8/31/13	1,000,000	1,012,182
0.75%, 9/15/13	2,000,000	2,004,994
0.50%, 10/15/13	2,000,000	2,003,205
2.75%, 10/31/13	2,000,000	2,029,840
0.25%, 11/30/13	2,000,000	2,000,434
1.00%, 1/15/14	2,000,000	2,012,902

Total U.S. Treasury Obligations (Cost $16,075,523)		16,075,523

TIME DEPOSIT - 0.2%
State Street Bank Time Deposit, 0.12%, 4/1/13	249,434	249,434

Total Time Deposit (Cost $249,434)		249,434

TOTAL INVESTMENTS (Cost $132,264,665) - 99.7%		132,264,665
Other assets and liabilities, net - 0.3%		344,056
NET ASSETS - 100%		$132,608,721

NET ASSETS CONSIST OF:
Paid-in capital applicable to 132,688,745 shares of beneficial interest,
unlimited number of no par value shares authorized		$132,693,106
Undistributed net investment income		5
Accumulated net realized gain (loss)		(84,390)

NET ASSETS		$132,608,721

NET ASSET VALUE PER SHARE		$1.00

See notes to financial statements.

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(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Explanation of Guarantees:
BPA: Bond Purchase Agreement
C/LOC: Confirming Letter of Credit
CA: Collateral Agreement
CEI: Credit Enhancement Instrument
GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Agency/Authority
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$188,243
Total investment income	188,243

Expenses:
Investment advisory fee	177,088
Transfer agency fees and expenses	2,157
Trustees’ fees and expenses	6,263
Administrative fees	35,418
Custodian fees	18,288
Accounting fees	11,245
Registration fees	11,565
Reports to shareholders	989
Professional fees	12,766
Miscellaneous	10,098
Total expenses	285,877
Reimbursement from Advisor	(104,660)
Fees paid indirectly	(59)
Net expenses	181,158

NET INVESTMENT INCOME	7,085

REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	218

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,303

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$ 7,085	$15,902
Net realized gain (loss)	218	1,222

INCREASE (DECREASE) IN NET ASSETS
RESULTINGFROM OPERATIONS	7,303	17,124

Distributions to shareholders from:
Net investment income	(9,138)	(15,772)
Total distributions	(9,138)	(15,772)

Capital share transactions:
Shares sold	104,791,588	242,474,636
Reinvestment of distributions	9,107	15,672
Shares redeemed	(121,685,270)	(266,812,982)
Capital contribution	6,628	—
Total capital share transactions	(16,877,947)	(24,322,674)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,879,782)	(24,321,322)

NET ASSETS
Beginning of period	149,488,503	173,809,825
End of period (including undistributed net investment
income of $5 and $2,058, respectively)	$ 132,608,721	$149,488,503

CAPITAL SHARE ACTIVITY
Shares sold	104,791,588	242,474,636
Reinvestment of distributions	9,107	15,672
Shares redeemed	(121,685,270)	(266,812,982)
Total capital share activity	(16,884,575)	(24,322,674)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Institutional Prime Fund (“the Fund”), the sole series of Calvert Cash Reserves, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Board of Trustees (the “Board”) has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

At March 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal obligations	-	$6,321,515	-	$6,321,515
U.S. government obligations	-	18,075,921	-	18,075,921
Variable rate demand notes	-	107,617,795	-	107,617,795
Other debt obligations	-	249,434	-	249,434

TOTAL	-	$132,264,665	-	$132,264,665

* For a complete listing of investments, please refer to the Statement of Net Assets.

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Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .25% of average daily net assets. Under the terms of the agreement, $28,526 was payable at period end. In addition, $3,855 was receivable at period end from the Advisor for the reimbursement of operating expenses paid during March 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through January 31, 2014. The contractual expense cap is .40%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

The Advisor voluntarily reimbursed the Fund for expenses of $102,215 to maintain a positive yield during the six months ended March 31, 2013.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .05% of the average daily net assets of the Fund. Under the terms of the agreement, $5,705 was payable at period end.

Calvert Investment Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $335 for the six months ended March 31, 2013. Under the terms of the agreement, $55 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2013, such purchase and sales transactions were $94,850,000 and $117,146,000, respectively.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
30-Sep-18	($84,608)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

As of March 31, 2013, the federal income tax cost of investments was $132,264,665.

NOTE D — LINE OF CREDIT

A financing agreement is in place between the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2013.

For the six months ended March 31, 2013, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$7,135	1.45%	$281,059	October 2012

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
	2013		2012	2011
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	.0001		.0001	.0002
Distributions from:
Net investment income	(.0001)		(.0001)	(.0002)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.006%		.01%	.02%
Ratios to average net assets:A
Net investment income	01	% (a)	.01%	.03%
Total expenses	40	% (a)	.41%	.40%
Expenses before offsets	26	% (a)	.28%	.33%
Net expenses	26	% (a)	.28%	.33%
Net assets, ending (in thousands)	$132,609		$149,489	$173,810

			YEARS ENDED
	SEPTEMBER30,		SEPTEMBER 30,	SEPTEMBER 30,
	2010		2009	2008
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	.001		.014	.034
Distributions from:
Net investment income	(.001)		(.014)	(.034)
Net asset value, ending	$1.00		$1.00	$1.00
Total return*	.15%		1.41%	3.46%
Ratios to average net assets:A
Net investment income	.15%		1.11%	3.33%
Total expenses	.37%		.40%	.41%
Expenses before offsets	.37%		.38%	.28%
Net expenses	.37%		.38%	.27%
Net assets, ending (in thousands)	$221,638		$312,212	$135,106

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the
Fund.

(a) Annualized.

* Total return is not annualized for periods of less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative service fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www. sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 12, 2012, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Cash Reserves and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s manage-

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ment style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that Fund performed above the median of its peer group for the three- and five-year periods ended June 30, 2012 and performed below the median of its peer group for the one-year period ended June 30, 2012. The data also indicated that the Fund underperformed its Lipper index for the one- and three-year periods ended June 30, 2012 and outperformed its Lipper index for the five-year period ended June 30, 2012. Based upon its review, the Board concluded that the Fund’s overall performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain an expense limitation for the Fund’s Class I shares and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain an expense limitation for the Fund’s Class I shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the overall performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There are no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT CASH RESERVES

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: May 30, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date: May 30, 2013

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: May 30, 2013